OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Supplement dated January 23, 2015 to the

Prospectus and Statement of Additional Information dated January 28, 2014

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of Oppenheimer Global Strategic Income Fund (the “Fund”), each dated January 28, 2014 and is in addition to any other supplement(s).

The Board of Trustees of the Fund has determined that it is in the best interests of the Fund and its shareholders that the shareholders of the Fund be solicited to vote on the following proposals:

(1)	To elect Arthur P. Steinmetz as a Trustee of the Fund. In July 2014, Mr. Steinmetz was appointed Chief Executive Officer and Chairman of OFI Global Asset Management, Inc. (the “Manager”), which currently serves as manager of the Oppenheimer family of funds, including the Fund. In January 2015, Mr. Steinmetz was also appointed Chairman of OppenheimerFunds, Inc. (the “Sub-Adviser”), which currently serves as sub-adviser for the Oppenheimer family of funds. As such, Mr. Steinmetz is uniquely positioned to serve as a Trustee.
(2)	To approve a new investment sub-sub-advisory agreement between OppenheimerFunds, Inc. and Apollo Credit Management, LLC. On January 22, 2015, the Board approved, subject to shareholder approval, a new investment sub-sub-advisory agreement between the Sub-Adviser and Apollo Credit Management, LLC (“ACM”).
(3)	To approve implementation of a manager of managers arrangement with respect to the Fund. On November 11, 2014 and January 22, 2015, the Board approved, subject to shareholder approval, the implementation of a manager of managers arrangement for the Fund that will permit each of the Manager and the Sub-Adviser, subject to the prior approval of the Board, to enter into and materially amend agreements with sub-advisers without obtaining prior approval of the Fund’s shareholders (the “Manager of Managers Arrangement”).

The Fund is an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”), which requires that a new investment advisory agreement or sub-advisory agreement (including sub-sub-advisory agreements) be approved by a majority of the Fund’s outstanding voting securities (as defined in the Investment Company Act) absent special exemptive relief from the SEC. At present, all of the Fund’s assets are managed by the Sub-Adviser pursuant to a sub-advisory agreement between the Sub-Adviser and the Manager. The Manager and the Sub-Adviser have concluded that the selection of ACM to manage a certain portion of the Fund’s assets allocated to it by the Sub-Adviser (the “Allocated Assets”) serves the interests of the Fund’s shareholders better than the current arrangement because they believe ACM is uniquely positioned to provide the Fund with access to diversified credit strategies not otherwise used by the Sub-Adviser. Because the Manager of Managers Arrangement that would otherwise apply to allow the Sub-Adviser to appoint ACM without shareholder approval has not yet been implemented, the Apollo Agreement must be submitted to shareholders of the Fund for their vote. The provisions of the Investment Company Act relating to the approval of investment advisory agreements are designed to ensure that shareholders of registered investment companies are able to participate in the decision as to which investment adviser, sub-adviser or sub-sub-adviser manages the investment company.

The proposals, including the sub-sub-advisory agreement with ACM, each require approval by the Fund's shareholders. Shareholders of record, as of January 15, 2015, will be entitled to vote on the proposals and will receive a proxy statement describing the proposals and the shareholder meeting. Preliminary proxy materials describing the proposals have been filed with the Securities and Exchange Commission on January 23, 2015. The definitive proxy statement is expected to be distributed to shareholders of record on or about February 27, 2015. The anticipated date of the shareholder meeting is on or about May 1, 2015. If approved by the shareholders and certain conditions required by the Agreement are satisfied, the proposals are expected to be implemented as soon as reasonably practicable.

January 23, 2015	PS0230.045